                                                                               .
                                                                               .
                                                                               .



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                        CHAPTER 11
IN RE: ENRON CORP., ET AL.,
DEBTORS                                  CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
                                         01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
                                         01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                                         02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                                         02-10232, 02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                                         02-10743, 02-10747, 02-10748, 02-10751, 02-10755, 02-10757,
                                         02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123,
                                         02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824,
                                         02-11884, 02-12104 , 02-12105, 02-12106, 02-12347, 02-12398,
                                         02-12400, 02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                                         02-14046, 02-14632, 02-14885, 02-14977, 02-15716, 02-16441,
                                         02-16492, 03-10106, 03-10673, 03-10676, 03-10678, 03-10681,
                                         03-10682, 03-11364, 03-11369, 03-11371, 03-11373, 03-11374,
                                         03-12088, 03-13151, 03-13154 THROUGH 03-13160, 03-13234
                                         THROUGH 03-13241, 03-13259, 03-13446, 03-13447, 03-13451,
                                         03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                                         03-13465, 03-13467, 03-13468, 03-13469, 03-13489, 03-13500,
                                         03-13502, 03-13644, 03-13647, 03-13649, 03-13862, 03-13877
                                         THROUGH 03-13885, 03-13915, 03-13918, 03-13919, 03-13920,
                                         03-13926, 03-13930, 03-13949, 03-13950, 03-13952, 03-13953,
                                         03-13957, 03-14053, 03-14054, 03-14065, 03-14067, 03-14068,
                                         03-14069, 03-14070, 03-14126, 03-14130, 03-14131, 03-14175,
                                         03-14176, 03-14177, 03-14178, 03-14185, 03-14223 THROUGH
                                         03-14232, 03-14539, 03-14540, 03-14862, 03-14871, 03-16566,
                                         03-16882

                                         (JOINTLY ADMINISTERED)

                        MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED JUNE 30, 2004

DEBTORS' ADDRESS:          Enron Corp. et al.
                           1221 Lamar #1600
                           Houston, TX 77010-1221

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153

REPORT PREPARER:           Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    November 2, 2004               By:     /s/ K. Wade Cline
                                                ------------------------------
                                        Name:   K. Wade Cline
                                        Title:  Managing Director and
                                                Assistant General Counsel

                                EXPLANATORY NOTES


BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JUNE 2004

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through June 2004 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that the debtors accrue non-unitary state income taxes monthly. Federal and unitary state taxes related to debtors and most non-debtors in the Enron Corp. consolidated tax group are accrued monthly on Enron Corp. The following non-debtors included in the Enron Corp. consolidated tax group accrue federal and state income taxes monthly and are currently transferring their federal and unitary state income tax accruals to Enron Corp. under written tax sharing agreements: Transwestern Pipeline Company, Portland General Electric Company and subsidiaries, Northern Plains Natural Gas Company, Transwestern Holding Company, Inc., CrossCountry Energy Corp., CrossCountry Citrus Corp., Pan Border Gas Company and NBP Services Corporation.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.



  Exhibit 1 - Enron Entities Dissolved March 9 through June 30, 2004

                                                                        Table 1



                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                                                                            Transfer
                                                                                                           (to)/from
                                                      Beginning    3rd Party    3rd Party        Net        Restricted     Ending
Debtor Company                             Case No.    Balance      Receipts  Disbursements  Intercompany     Cash       Balance (c)
--------------                             --------   ---------    ---------  -------------  ------------  ----------    -----------
Enron Metals & Commodity Corp.             01-16033   $       3           --   $       --    $       --    $       --    $        3
Enron Corp.                                01-16034          86            8          (54)           14            --            54
Enron North America Corp.                  01-16035         787           42           --           (10)          (24)          795
Enron Power Marketing, Inc.                01-16036         310           13           --           (12)           --           311
PBOG Corp.                                 01-16037          --           --           --            --            --            --
Smith Street Land Company                  01-16038          --           --           --            --            --            --
Enron Broadband Services, Inc.             01-16039           1            2           (1)           (1)           --             1
Enron Energy Services Operations, Inc.     01-16040          54           --           --            --            --            54
Enron Energy Marketing Corp.               01-16041           3           --           --            --            --             3
Enron Energy Services, Inc.                01-16042         286            2           --            (1)           --           287
Enron Energy Services, LLC                 01-16043          --           --           --            --            --            --
Enron Transportation Services Company      01-16044          21           --           --            --            --            21
BAM Leasing Company                        01-16045          --           --           --            --            --            --
ENA Asset Holdings, L.P.                   01-16046           1           --           --            --            --             1
Enron Gas Liquids, Inc.                    01-16048           5           --           --            --            --             5
Enron Global Markets LLC                   01-16076          --           --           --            --            --            --
Enron Net Works L.L.C                      01-16078          --           --           (1)            1            --            --
Enron Industrial Markets LLC               01-16080          --           --           --            --            --            --
Operational Energy Corp.                   01-16109          --           --           --            --            --            --
Enron Engineering & Construction Co.       01-16110           5           --           --            --            --             5
Enron Engineering & Operational
 Services Co.                              01-16111          --           --           --            --            --            --
Garden State Paper Company LLC             01-16280           8           --           --            --            --             8
Palm Beach Development Company, L.L.C      01-16319          --           --           --            --            --            --
Tenant Services, Inc.                      01-16428          --           --           --            --            --            --
Enron Energy Information
 Solutions, Inc.                           01-16429          --           --           --            --            --            --
EESO Merchant Investments, Inc.            01-16430          --           --           --            --            --            --
Enron Federal Solutions, Inc.              01-16431          --           --           --            --            --            --
Enron Freight Markets Corp.                01-16467          --           --           --            --            --            --
Enron Broadband Services, L.P.             01-16483          --           --           --            --            --            --
Enron Energy Services
 North America, Inc.                       02-10007          --           --           --            --            --            --
Enron LNG Marketing LLC                    02-10038          --           --           --            --            --            --
Calypso Pipeline, LLC                      02-10059          --           --           --            --            --            --
Enron Global LNG LLC                       02-10060          --           --           --            --            --            --
Enron International Fuel
 Management Company                        02-10061          --           --           --            --            --            --
Enron Natural Gas Marketing Corp.          02-10132          --           --           --            --            --            --
ENA Upstream Company LLC                   02-10232           1           --           --            --            --             1
Enron Liquid Fuels, Inc.                   02-10252          14           --           --            --            --            14
Enron LNG Shipping Company                 02-10346           3           --           --            --            --             3
Enron Property & Services Corp.            02-10464          --           --           (1)            2            --             1
Enron Capital & Trade Resources
 International Corp.                       02-10613          --           --           (1)           85            --            84
Enron Communication Leasing Corp.          02-10632          --           --           --            --            --            --
Enron Wind Corp. (b)                       02-10743
Enron Wind Systems, Inc. (b)               02-10747
Enron Wind Energy Systems Corp. (b)        02-10748
Enron Wind Maintenance Corp. (b)           02-10751
Enron Wind Constructors Corp. (b)          02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)     02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)    02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)   02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)    02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)     02-10766



                           Continued on the next page

                                                                        Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                                                                             Transfer
                                                                                                             (to)/from
                                                        Beginning    3rd Party   3rd Party        Net        Restricted  Ending
Debtor Company                               Case No.    Balance      Receipts  Disbursements  Intercompany     Cash    Balance (c)
--------------                               --------   ---------    ---------  -------------  ------------  ---------- -----------
Intratex Gas Company                         02-10939          --           --             --           --           --         --
Enron Processing Properties, Inc.            02-11123          --           --             --           --           --         --
Enron Methanol Company                       02-11239          --           --             --           --           --         --
Enron Ventures Corp.                         02-11242          --           --             --           --           --         --
Enron Mauritius Company                      02-11267          --           --             --           --           --         --
Enron India Holding Ltd.                     02-11268          --           --             --           --           --         --
Offshore Power Production C.V                02-11272          --           --             --           --           --         --
The New Energy Trading Company               02-11824           4           --             --           --           --          4
EES Service Holdings, Inc                    02-11884          --           --             --           --           --         --
Enron Wind Development LLC
 (formerly Enron Wind
 Development Corp.) (a)                      02-12104
ZWHC, LLC (a)                                02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                 02-12106
Enron Reserve Acquisition Corp.              02-12347          44           --             --            1           --         44
EPC Estate Services, Inc.
 (formerly National Energy
  Production Corp.) (a)                      02-12398
Enron Power & Industrial Construction (a)    02-12400
NEPCO Power Procurement Co. (a)              02-12402
NEPCO Services International, Inc. (a)       02-12403
San Juan Gas Company, Inc.                   02-12902           2           --             --           --           --          2
EBF, LLC                                     02-13702          --           --             --           --           --         --
Zond Minnesota Construction Co. LLC (a)      02-13723
Enron Fuels International, Inc.              02-14046          --           --             --           --           --         --
E Power Holdings Corp.                       02-14632          --           --             --           --           --         --
EFS Construction Management Services, Inc.   02-14885          --           --             --           --           --         --
Enron Management Inc.                        02-14977          --           --             --           --           --         --
Enron Expat Services, Inc.                   02-15716           1           --             --           --           --          1
Artemis Associates, LLC                      02-16441          --           --             --           --           --         --
Clinton Energy Management Services, Inc.     02-16492           9           --             --           --           --          9
LINGTEC Constructors, L.P.                   03-10106          --           --             --           --           --         --
EGS New Ventures Group                       03-10673          --           --             --           --           --         --
Louisiana Gas Marketing Company              03-10676          --           --             --           --           --         --
Louisiana Resources Company                  03-10678          --           --             --           --           --         --
LGMI, Inc.                                   03-10681          --           --             --           --           --         --
LRCI, Inc.                                   03-10682           5           --             --           --           --          5
Enron Communications Group, Inc.             03-11364          --           --             --           --           --         --
EnRock Management, LLC                       03-11369          --           --             --           --           --         --
ECI-Texas, L.P.                              03-11371          --           --             --           --           --         --
EnRock, L.P.                                 03-11373          --           --             --           --           --         --
ECI-Nevada Corp.                             03-11374          --           --             --           --           --         --
Enron Alligator Alley Pipeline Company       03-12088          --           --             --           --           --         --
Enron Wind Storm Lake I LLC (a)              03-13151
ECT Merchant Investments Corp.               03-13154           7           --             --           --           --          7
EnronOnline, LLC                             03-13155          --           --             --           --           --         --
St. Charles Development Company LLC          03-13156          --           --             --           --           --         --
Calcasieu Development Company LLC            03-13157          --           --             --           --           --         --
Calvert City Power I, LLC                    03-13158          --           --             --           --           --         --
Enron ACS, Inc.                              03-13159          --           --             --           --           --         --
LOA, Inc.                                    03-13160          --           --             --           --           --         --
Enron India LLC                              03-13234          --           --             --           --           --         --
Enron International Inc.                     03-13235          --           --             --           --           --         --
Enron International Holdings Corp.           03-13236          --           --             --           --           --         --
Enron Middle East LLC                        03-13237          --           --             --           --           --         --
Enron WarpSpeed Services, Inc.               03-13238          --           --             --           --           --         --
Modulus Technologies, Inc.                   03-13239          --           --             --           --           --         --
Enron Telecommunications, Inc.               03-13240          --           --             --           --           --         --
DataSystems Group, Inc.                      03-13241          --           --             --           --           --         --
Risk Management & Trading Corp.              03-13259          --           --             --           --           --         --
Omicron Enterprises, Inc.                    03-13446          --           --             --           --           --         --


                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                                                                           Transfer
                                                                                                           (to)/from
                                                      Beginning    3rd Party   3rd Party         Net       Restricted     Ending
Debtor Company                             Case No.    Balance     Receipts   Disbursements  Intercompany    Cash       Balance (c)
--------------                             --------   ---------    ---------  -------------  ------------  ----------   -----------
EFS I, Inc.                                03-13447          80           --           --            2           --             82
EFS II, Inc.                               03-13451          --           --           --           --           --             --
EFS III, Inc.                              03-13453          --           --           --           --           --             --
EFS V, Inc.                                03-13454          --           --           --           --           --             --
EFS VI, Inc.                               03-13457          --           --           --           --           --             --
EFS VII, Inc.                              03-13459          --           --           --           --           --             --
EFS IX, Inc.                               03-13460          --           --           --           --           --             --
EFS X, Inc.                                03-13461          --           --           --           --           --             --
EFS XI, Inc.                               03-13462          --           --           --           --           --             --
EFS XII, Inc.                              03-13463          --           --           --           --           --             --
EFS XV, Inc.                               03-13465          --           --           --           --           --             --
EFS XVII, Inc.                             03-13467          --           --           --           --           --             --
Jovinole Associates                        03-13468          --           --           --           --           --             --
EFS Holdings, Inc.                         03-13469          --           --           --           --           --             --
Enron Operations Services Corp.            03-13489          31           --           --           --           --             31
Green Power Partners I, LLC (a)            03-13500
TLS Investors, LLC                         03-13502          --           --           --           --           --             --
ECT Securities Limited Partnership         03-13644           3           --           --           --           --              3
ECT Securities LP Corp.                    03-13647          --           --           --           --           --             --
ECT Securities GP Corp.                    03-13649          --           --           --           --           --             --
KUCC Cleburne, LLC                         03-13862          --           --           --           --           --             --
Enron International
  Asset Management Corp.                   03-13877          --           --           --           --           --             --
Enron Brazil Power Holdings XI Ltd.        03-13878          --           --           --           --           --             --
Enron Holding Company, L.L.C               03-13879          --           --           --           --           --             --
Enron Development Management, Ltd.         03-13880          --           --           --           --           --             --
Enron International Korea Holdings Corp.   03-13881          --           --           --           --           --             --
Enron Caribe VI Holdings Ltd.              03-13882          --           --           --           --           --             --
Enron International Asia Corp.             03-13883          --           --           --           --           --             --
Enron Brazil Power Investments XI Ltd.     03-13884          --           --           --           --           --             --
Paulista Electrical Distribution, L.L.C    03-13885          --           --           --           --           --             --
Enron Pipeline Construction
  Services Company                         03-13915          --           --           --           --           --             --
Enron Pipeline Services Company            03-13918          --           --           --           --           --             --
Enron Trailblazer Pipeline Company         03-13919          --           --           --           --           --             --
Enron Liquid Services Corp.                03-13920          --           --           --           --           --             --
Enron Machine and
  Mechanical Services, Inc.                03-13926          --           --           --           --           --             --
Enron Commercial Finance Ltd.              03-13930          --           --           --           --           --             --
Enron Permian Gathering, Inc.              03-13949          --           --           --           --           --             --
Transwestern Gathering Company             03-13950          --           --           --           --           --             --
Enron Gathering Company                    03-13952          --           --           --           --           --             --
EGP Fuels Company                          03-13953          --           --           --           --           --             --
Enron Asset Management Resources, Inc.     03-13957          --           --           --           --           --             --
Enron Brazil Power Holdings I Ltd.         03-14053           4           --           --           --           --              4
Enron do Brazil Holdings Ltd.              03-14054          --           --           --           --           --             --
Enron Wind Storm Lake II LLC (a)           03-14065
Enron Renewable Energy Corp. (a)           03-14067
Enron Acquisition III Corp.                03-14068          --           --           --           --           --             --
Enron Wind Lake Benton LLC (a)             03-14069
Superior Construction Company              03-14070          --           --           --           --           --             --
EFS IV, Inc.                               03-14126          --           --           --           --           --             --
EFS VIII, Inc.                             03-14130          --           --           --           --           --             --
EFS XIII, Inc.                             03-14131          --           --           --           --           --             --
Enron Credit Inc.                          03-14175           2           --           --           --           --              2
Enron Power Corp.                          03-14176          12           --           --           --           --             12
Richmond Power Enterprise, L.P.            03-14177          --           --           --           --           --             --
ECT Strategic Value Corp.                  03-14178          --           --           --           --           --             --
Enron Development Funding Ltd.             03-14185          92           --           --           10           --            102
Atlantic Commercial Finance, Inc.          03-14223           5           --           --           --           --              5
The Protane Corporation                    03-14224           6           --           --           --           --              6


                             Continued on next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)

                                                                                                            Transfer
                                                                                                            (to)/from
                                                      Beginning   3rd Party     3rd Party        Net        Restricted    Ending
Debtor Company                            Case No.    Balance      Receipts   Disbursements  Intercompany     Cash      Balance (c)
--------------                            --------   ----------   ----------  -------------  ------------   ----------  -----------
Enron Asia Pacific/ Africa/ China LLC     03-14225            2           --            --            (1)           --          1
Enron Development Corp.                   03-14226            3           --            --            --            --          3
ET Power 3 LLC                            03-14227           --           --            --            --            --         --
Nowa Sarzyna Holding B.V                  03-14228           --           --            --            --            --         --
Enron South America LLC                   03-14229           13           --            --            --            --         13
Enron Global Power & Pipelines LLC        03-14230           --           --            --            --            --         --
Portland General Holdings, Inc.           03-14231            2           --            --            --            --          2
Portland Transition Company, Inc.         03-14232           --           --            --            --            --         --
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862            9           --            --            --            --          9
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566           15           --            --            --            --         15
Enron Equipment Procurement Company       03-16882            1           --            --            --            --          1
                                                     ----------   ----------    ----------    ----------    ----------    -------
Combined Debtor Entities                             $    1,940   $       67    $      (58)   $       90    $      (24)   $ 2,015
                                                     ==========   ==========    ==========    ==========    ==========    =======


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp.             $          24
Enron Corp.                                          608
Enron North America Corp.                          1,182
Enron Power Marketing, Inc.                          538
Smith Street Land Company                             87
Enron Broadband Services, Inc.                       128
Enron Energy Services Operations, Inc.                58
Enron Energy Marketing Corp.                           8
Enron Energy Services, Inc.                          262
Enron Gas Liquids, Inc.                               11
Enron Net Works LLC                                    4
Enron Energy Information Solutions, Inc.               2
EESO Merchant Investments, Inc.                        4
Enron Broadband Services, LP                           2
Enron LNG Marketing LLC                               31
Calypso Pipeline, LLC                                  4
ENA Upstream Company, LLC                              5
Enron Liquid Fuels, Inc.                               1
Enron LNG Shipping Company                            24
Enron Methanol Company                                 5
Enron Reserve Acquisition Corp.                       18
San Juan Gas Company                                   2
EBF, LLC                                               8
Enron Fuels International, Inc.                        1
E Power Holdings Corp.                                 2
Clinton Energy Management Svcs                         5
ECT Merchant Investments Corp.                         3
Enron do Brazil Holdings Ltd.                          1
Enron  Power Corp.                                     1
The Protane Corporation                                5
Enron South America LLC                                6
Enron Equipment Procurement Company                   13
                                           -------------
Combined Debtor Entities                   $       3,053
                                           =============

                                                                        Table 2



                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                        Beginning                                    (Payments)    Ending
Debtor Company                           Case No.        Balance       Accruals     Intercompany      Refunds      Balance
--------------                           --------      -----------   ------------   -------------   ------------  ----------
Enron Metals & Commodity Corp.           01-16033      $        --    $        --    $        --    $        --   $       --
Enron Corp.                              01-16034               14            419           (416)            --           17
Enron North America Corp.                01-16035               10           (309)           309             --           10
Enron Power Marketing, Inc.              01-16036                1              7             (7)            --            1
PBOG Corp.                               01-16037               --             --             --             --           --
Smith Street Land Company                01-16038               --             --             --             --           --
Enron Broadband Services, Inc.           01-16039               (2)            --             --             --           (2)
Enron Energy Services Operations, Inc.   01-16040               --             50            (50)            --           --
Enron Energy Marketing Corp.             01-16041               (1)            (3)             3             --           (1)
Enron Energy Services, Inc.              01-16042               11             --             --             --           11
Enron Energy Services, LLC               01-16043               --             --             --             --           --
Enron Transportation
  Services Company                       01-16044               --             (1)             1             --           --
BAM Leasing Company                      01-16045               --             --             --             --           --
ENA Asset Holdings, L.P.                 01-16046               --             --             --             --           --
Enron Gas Liquids, Inc.                  01-16048               --             10            (10)            --           --
Enron Global Markets LLC                 01-16076               --             --             --             --           --
Enron Net Works L.L.C                    01-16078               --             --             --             --           --
Enron Industrial Markets LLC             01-16080               --             --             --             --           --
Operational Energy Corp.                 01-16109               --             --             --             --           --
Enron Engineering &
  Construction Co.                       01-16110               --              2             (2)            --           --
Enron Engineering &
  Operational Services Co.               01-16111               --             --             --             --           --
Garden State Paper Company LLC           01-16280               --             --             --             --           --
Palm Beach Development Company, L.L.C    01-16319               --             --             --             --           --
Tenant Services, Inc.                    01-16428               --             --             --             --           --
Enron Energy Information
  Solutions, Inc.                        01-16429               --             --             --             --           --
EESO Merchant Investments, Inc.          01-16430               --             --             --             --           --
Enron Federal Solutions, Inc.            01-16431               --             --             --             --           --
Enron Freight Markets Corp.              01-16467               --             --             --             --           --
Enron Broadband Services, L.P.           01-16483               --             --             --             --           --
Enron Energy Services
  North America, Inc.                    02-10007               --              3             (2)            --            1
Enron LNG Marketing LLC                  02-10038               --             --             --             --           --
Calypso Pipeline, LLC                    02-10059               --             --             --             --           --
Enron Global LNG LLC                     02-10060               --             (4)             4             --           --
Enron International Fuel
  Management Company                     02-10061               --             --             --             --           --
Enron Natural Gas Marketing Corp.        02-10132               --             (1)             1             --           --
ENA Upstream Company LLC                 02-10232               --             --             --             --           --
Enron Liquid Fuels, Inc.                 02-10252               (1)             2             (2)            --           (1)
Enron LNG Shipping Company               02-10346               --             --             --             --           --
Enron Property & Services Corp.          02-10464                1              1             (2)            --           --
Enron Capital & Trade Resources
  International Corp.                    02-10613               (1)            (4)             3             --           (2)
Enron Communication Leasing Corp.        02-10632                4             --             --             --            4
Enron Wind Corp. (b)                     02-10743
Enron Wind Systems, Inc. (b)             02-10747
Enron Wind Energy Systems Corp. (b)      02-10748
Enron Wind Maintenance Corp. (b)         02-10751
Enron Wind Constructors Corp. (b)        02-10755
Enron Wind Systems, LLC
 (formerly EREC
 Subsidiary I, LLC) (a)                  02-10757
Enron Wind Constructors, LLC
 (formerly EREC
  Subsidiary II, LLC) (a)                02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC
  Subsidiary III, LLC) (a)               02-10761
Enron Wind Maintenance, LLC
 (formerly EREC
  Subsidiary IV, LLC) (a)                02-10764
Enron Wind, LLC
 (formerly EREC
  Subsidiary V, LLC) (a)                 02-10766



                           Continued on the next page

                                                                        Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                        Beginning                                 (Payments)    Ending
Debtor Company                             Case No.      Balance       Accruals   Intercompany      Refunds     Balance
--------------                             --------    -----------   -----------  ------------    ----------   ----------
Intratex Gas Company                       02-10939             --             1            (1)           --           --
Enron Processing Properties, Inc.          02-11123             --            --            --            --           --
Enron  Methanol Company                    02-11239              1            10           (10)           --            1
Enron Ventures Corp.                       02-11242             --            --            --            --           --
Enron Mauritius Company                    02-11267             --            --            --            --           --
Enron India Holding Ltd.                   02-11268             --            --            --            --           --
Offshore Power Production C.V              02-11272             --            --            --            --           --
The New Energy Trading Company             02-11824             --            --            --            --           --
EES Service Holdings Inc.                  02-11884             --            --            --            --           --
Enron Wind Development LLC
 (formerly Enron
 Wind Development Corp.) (a)               02-12104
ZWHC, LLC (a)                              02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)               02-12106
Enron Reserve Acquisition Corp.            02-12347             --            --            --            --           --
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.) (a)                     02-12398
Enron Power & Industrial
 Construction (a)                          02-12400
NEPCO Power Procurement Co. (a)            02-12402
NEPCO Services International, Inc. (a)     02-12403
San Juan Gas Company, Inc.                 02-12902             --            --            --            --           --
EBF, LLC                                   02-13702             --            --            --            --           --
Zond Minnesota Construction
  Company LLC (a)                          02-13723
Enron Fuels International, Inc.            02-14046             --             1            (1)           --           --
E Power Holdings Corp.                     02-14632             --            --            --            --           --
EFS Construction Management
  Services, Inc.                           02-14885             --            --            --            --           --
Enron Management Inc.                      02-14977             --            --            --            --           --
Enron Expat Services, Inc.                 02-15716             --            --            --            --           --
Artemis Associates, LLC                    02-16441             --            --            --            --           --
Clinton Energy Management Services, Inc.   02-16492             --            --            --            --           --
LINGTEC Constructors, L.P.                 03-10106            (10)           --            --            --          (10)
EGS New Ventures Corp.                     03-10673             --            --            --            --           --
Louisiana Gas Marketing Company            03-10676             --            10           (10)           --           --
Louisiana Resources Company                03-10678             --             1            (1)           --           --
LGMI, Inc.                                 03-10681              1            --            --            --            1
LRCI, Inc.                                 03-10682              1             5            (5)           --            1
Enron Communications Group, Inc.           03-11364             --            --            --            --           --
EnRock Management, LLC                     03-11369             --            --            --            --           --
ECI-Texas, L.P.                            03-11371             (2)           --            --            --           (2)
EnRock, L..P                               03-11373             --            --            --            --           --
ECI-Nevada Corp.                           03-11374             --            --            --            --           --
Enron Alligator Alley Pipeline Company     03-12088             --            --            --            --           --
Enron Wind Storm Lake I LLC (a)            03-13151
ECT Merchant Investments corp              03-13154             --            (9)            9            --           --
EnronOnline, LLC                           03-13155             --            --            --            --           --
St. Charles Development Company, LLC       03-13156             --            --            --            --           --
Calcasieu Development Company              03-13157             --            --            --            --           --
Calvert City Power I, LLC                  03-13158             --            --            --            --           --
Enron ACS, Inc.                            03-13159             --            --            --            --           --
LOA, Inc.                                  03-13160             --            --            --            --           --
Enron India LLC                            03-13234             --            --            --            --           --
Enron International Inc.                   03-13235             --            41           (41)           --           --
Enron International Holdings               03-13236             --            11           (11)           --           --
Enron Middle East LLC                      03-13237             --            --            --            --           --
Enron WarpSpeed Services, Inc.             03-13238             --            --            --            --           --
Modulus Technologies, Inc.                 03-13239             --            --            --            --           --
Enron Telecommunications, Inc.             03-13240             --            --            --            --           --
DataSystems Group, Inc.                    03-13241             --            --            --            --           --
Risk Management & Trading Corp.            03-13259             --          (579)          579            --           --
Omnicron Enterprises, Inc.                 03-13446             --             1            (1)           --           --



                           Continued on the next page

                                                                        Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                            Beginning                                (Payments)    Ending
Debtor Company                                 Case No.      Balance      Accruals    Intercompany     Refunds     Balance
--------------                                ----------    ----------   ----------   ------------   ----------   ----------
EFS I, Inc.                                    03-13447             --           --            --            --           --
EFS II, Inc.                                   03-13451             --           --            --            --           --
EFS III, Inc.                                  03-13453             --           --            --            --           --
EFS V, Inc.                                    03-13454             --           --            --            --           --
EFS VI, Inc.                                   03-13457             --           --            --            --           --
EFS VII, Inc.                                  03-13459             --           --            --            --           --
EFS IX, Inc.                                   03-13460             --           --            --            --           --
EFS X, Inc.                                    03-13461             --           --            --            --           --
EFS XI, Inc.                                   03-13462             --           --            --            --           --
EFS XII, Inc.                                  03-13463             --           --            --            --           --
EFS XV, Inc.                                   03-13465             --           --            --            --           --
EFS XVII, Inc.                                 03-13467             --           --            --            --           --
Jovinole Associates                            03-13468             --           --            --            --           --
EFS Holdings, Inc.                             03-13469             --           --            --            --           --
Enron Operations Services Corp.                03-13489             --           --            --            --           --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502             --           --            --            --           --
ECT Securities Limited Partnership             03-13644             --           --            --            --           --
ECT Securities LP Corp.                        03-13647             --           --            --            --           --
ECT Securities GP Corp.                        03-13649             --           --            --            --           --
KUCC Cleburne, LLC                             03-13862             --           --            --            --           --
Enron International Asset Management Corp.     03-13877             --           --            --            --           --
Enron Brazil Power Holdings XI Ltd.            03-13878             --           --            --            --           --
Enron Holding Company L.L.C                    03-13879             --           --            --            --           --
Enron Development Management Ltd.              03-13880             --           --            --            --           --
Enron International Korea Holdings Corp.       03-13881             --           --            --            --           --
Enron Caribe VI Holdings Ltd.                  03-13882             --           --            --            --           --
Enron International Asia Corp.                 03-13883             --           --            --            --           --
Enron Brazil Power Investments XI Ltd.         03-13884             --           --            --            --           --
Paulista Electrical Distribution, L.L.C        03-13885             --           --            --            --           --
Enron Pipeline Construction Services Company   03-13915             --           --            --            --           --
Enron Pipeline Services Company                03-13918              1           --            --            --            1
Enron Trailblazer Pipeline Company             03-13919             --           (2)            2            --           --
Enron Liquid Services Corp.                    03-13920             --            1            (1)           --           --
Enron Machine and Mechanical Services, Inc.    03-13926             --           --            --            --           --
Enron Commercial Finance Ltd.                  03-13930             --           --            --            --           --
Enron Permian Gathering Inc.                   03-13949             --           --            --            --           --
Transwestern Gathering Company                 03-13950             --           --            --            --           --
Enron Gathering Company                        03-13952             --           --            --            --           --
EGP Fuels Company                              03-13953             --           --            --            --           --
Enron Asset Management Resources, Inc.         03-13957             --           --            --            --           --
Enron Brazil Power Holdings, I Ltd.            03-14053             --           --            --            --           --
Enron do Brazil Holdings, Ltd.                 03-14054             --           --            --            --           --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             --           --            --            --           --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             --            2            (2)           --           --
EFS IV, Inc.                                   03-14126             --           --            --            --           --
EFS VIII, Inc.                                 03-14130             --           --            --            --           --
EFS XIII, Inc.                                 03-14131             --           --            --            --           --
Enron Credit Inc.                              03-14175             --           --            --            --           --
Enron Power Corp.                              03-14176             --           --            --            --           --
Richmond Power Enterprise, L.P.                03-14177             --           --            --            --           --
ECT Strategic Value Corp.                      03-14178             --           26           (26)           --           --
Enron Development Funding Ltd.                 03-14185             --           --            --            --           --
Atlantic Commercial Finance, Inc.              03-14223             --         (105)          105            --           --
The Protane Corporation                        03-14224             --            1            (1)           --           --




                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)



                                                                 Beginning                                (Payments)    Ending
Debtor Company                                    Case No.       Balance       Accruals    Intercompany     Refunds     Balance
--------------                                   ----------     ----------    ----------   ------------   ----------   ----------
Enron Asia Pacific/ Africa/ China LLC              03-14225             --             5            (5)           --           --
Enron Development Corp.                            03-14226             --             3            (3)           --           --
ET Power 3 LLC                                     03-14227             --            --            --            --           --
Nowa Sarzyna Holding B.V                           03-14228             --            --            --            --           --
Enron South America LLC                            03-14229             --             2            (2)           --           --
Enron Global Power & Pipelines LLC                 03-14230             --            --            --            --           --
Portland General Holdings, Inc.                    03-14231             --            --            --            --           --
Portland Transition Company, Inc.                  03-14232             --            --            --            --           --
Cabazon Power Partners LLC (a)                     03-14539
Cabazon Holdings LLC (a)                           03-14540
Enron Caribbean Basin LLC                          03-14862             --            --            --            --           --
Victory Garden Power Partners I LLC (a)            03-14871
Oswego Cogen Company, LLC                          03-16566             --            --            --            --           --
Enron Equipment Procurement Company                03-16882             --             5            (5)           --           --
                                                                ----------    ----------    ----------    ----------   ----------
Combined Debtor Entities                                        $       28    $     (397)   $      399    $       --   $       30
                                                                ==========    ==========    ==========    ==========   ==========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

                                                                         Table 3


                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of June 30, 2004
                                  (In Millions)


                                                           Current
Debtor Company                                Case No.       1-30       31-60        61-90        91+         Other       Total
--------------                                --------     -------   ----------   ----------   ----------   ----------   --------
Enron Metals & Commodity Corp.                01-16033     $    --   $       --   $       --   $       --   $       --   $     --
Enron Corp.                                   01-16034          --           --            1           20          148        169
Enron North America Corp.                     01-16035          --           --           --           --           41         41
Enron Power Marketing, Inc.                   01-16036          --           --           --           --           --         --
PBOG Corp.                                    01-16037          --           --           --           --           --         --
Smith Street Land Company                     01-16038          --           --           --           --           --         --
Enron Broadband Services, Inc.                01-16039          --           --           --            1           --          1
Enron Energy Services Operations, Inc.        01-16040          --           --           --           --           --         --
Enron Energy Marketing Corp.                  01-16041          --           --           --           --           --         --
Enron Energy Services, Inc.                   01-16042          --           --           --           --           --         --
Enron Energy Services, LLC                    01-16043          --           --           --           --           --         --
Enron Transportation Services Company         01-16044          --           --           --           --           --         --
BAM Leasing Company                           01-16045          --           --           --           --           --         --
ENA Asset Holdings, L.P.                      01-16046          --           --           --           --           --         --
Enron Gas Liquids, Inc.                       01-16048          --           --           --           --           --         --
Enron Global Markets LLC                      01-16076          --           --           --           --           --         --
Enron Net Works L.L.C                         01-16078          --           --           --            4           --          4
Enron Industrial Markets LLC                  01-16080          --           --           --           --           --         --
Operational Energy Corp.                      01-16109          --           --           --           --           --         --
Enron Engineering & Construction Co.          01-16110          --           --           --           --           --         --
Enron Engineering & Operational
 Services Co.                                 01-16111          --           --           --           --           --         --
Garden State Paper Company LLC                01-16280          --           --           --           --           --         --
Palm Beach Development Company, L.L.C         01-16319          --           --           --           --           --         --
Tenant Services, Inc.                         01-16428          --           --           --           --           --         --
Enron Energy Information
 Solutions, Inc.                              01-16429          --           --           --           --           --         --
EESO Merchant Investments, Inc.               01-16430          --           --           --           --           --         --
Enron Federal Solutions, Inc.                 01-16431          --           --           --           --           --         --
Enron Freight Markets Corp.                   01-16467          --           --           --           --           --         --
Enron Broadband Services, L.P.                01-16483          --           --           --           --           --         --
Enron Energy Services North America, Inc.     02-10007          --           --           --           --           --         --
Enron LNG Marketing LLC                       02-10038          --           --           --           --           --         --
Calypso Pipeline, LLC                         02-10059          --           --           --           --           --         --
Enron Global LNG LLC                          02-10060          --           --           --           --           --         --
Enron International Fuel Management Company   02-10061          --           --           --           --           --         --
Enron Natural Gas Marketing Corp.             02-10132          --           --           --           --           --         --
ENA Upstream Company LLC                      02-10232          --           --           --           --           --         --
Enron Liquid Fuels, Inc.                      02-10252          --           --           --           --           --         --
Enron LNG Shipping Company                    02-10346          --           --           --           --           --         --
Enron Property & Services Corp.               02-10464          --           --           --           --           --         --
Enron Capital & Trade Resources
 International Corp.                          02-10613          --           --           --           --           --         --
Enron Communication Leasing Corp.             02-10632          --           --           --           --           --         --
Enron Wind Corp.  (b)                         02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp.  (b)             02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2004
                                  (In Millions)



                                                               Current
Debtor Company                                   Case No.       1-30         31-60       61-90         91+        Other    Total
--------------                                   --------      -------       -----       -----         ---        -----    -----
Intratex Gas Company                             02-10939           --          --          --          --           --       --
Enron Processing Properties, Inc.                02-11123           --          --          --          --           --       --
Enron Methanol Company                           02-11239           --          --          --          --           --       --
Enron Ventures Corp.                             02-11242           --          --          --          --           --       --
Enron Mauritius Company                          02-11267           --          --          --          --           --       --
Enron India Holding Ltd.                         02-11268           --          --          --          --           --       --
Offshore Power Production C.V                    02-11272           --          --          --          --           --       --
The New Energy Trading Company                   02-11824           --          --          --          --           --       --
EES Service Holdings, Inc.                       02-11884           --          --          --          --           --       --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                    02-12106
Enron Reserve Acquisition Corp.                  02-12347           --          --          --          --           --       --
EPC Estate Services, Inc.                        02-12398
 (formerly National Energy Production Corp.) (a) 02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902           --          --          --          --           --       --
EBF, LLC                                         02-13702           --          --          --          --           --       --
Zond Minnesota Construction Company LLC (a)      02-13723
Enron Fuels International, Inc.                  02-14046           --          --          --          --           --       --
E Power Holdings Corp                            02-14632           --          --          --          --           --       --
EFS Construction Management Services, Inc.       02-14885           --          --          --          --           --       --
Enron Management Inc.                            02-14977           --          --          --          --           --       --
Enron Expat Services, Inc.                       02-15716           --          --          --          --           --       --
Artemis Associates, LLC                          02-16441           --          --          --          --           --       --
Clinton Energy Management Services, Inc.         02-16492           --          --          --          --           --       --
LINGTEC Constructors, L.P.                       03-10106           --          --          --          --           --       --
EGS New Ventures Corp.                           03-10673           --          --          --          --           --       --
Louisiana Gas Marketing Company                  03-10676           --          --          --          --           --       --
Louisiana Resources Company                      03-10678           --          --          --          --           --       --
LGMI, Inc.                                       03-10681           --          --          --          --           --       --
LRCI, Inc.                                       03-10682           --          --          --          --           --       --
Enron Communications Group, Inc.                 03-11364           --          --          --          --           --       --
EnRock Management, LLC                           03-11369           --          --          --          --           --       --
ECI-Texas, L.P.                                  03-11371           --          --          --          --           --       --
EnRock, L.P.                                     03-11373           --          --          --          --           --       --
ECI-Nevada Corp.                                 03-11374           --          --          --          --           --       --
Enron Alligator Alley Pipeline Company           03-12088           --          --          --          --           --       --
Enron Wind Storm Lake I, LLC (a)                 03-13151
ECT Merchant Investments Corp                    03-13154           --          --          --          --           --       --
EnronOnline, LLC                                 03-13155           --          --          --          --           --       --
St. Charles Development Company, LLC             03-13156           --          --          --          --           --       --
Calcasieu Development Company, LLC               03-13157           --          --          --          --           --       --
Calvert City Power I, LLC                        03-13158           --          --          --          --           --       --
Enron ACS, Inc.                                  03-13159           --          --          --          --           --       --
LOA, Inc.                                        03-13160           --          --          --          --           --       --
Enron India LLC                                  03-13234           --          --          --          --           --       --
Enron International Inc.                         03-13235           --          --          --          --           --       --
Enron International Holdings Corp.               03-13236           --          --          --          --           --       --
Enron Middle East LLC                            03-13237           --          --          --          --           --       --
Enron WarpSpeed Services, Inc.                   03-13238           --          --          --          --           --       --
Modulus Technologies, Inc.                       03-13239           --          --          --          --           --       --
Enron Telecommunications, Inc.                   03-13240           --          --          --          --           --       --
DataSystems Group, Inc.                          03-13241           --          --          --          --           --       --
Risk Management & Trading Corp.                  03-13259           --          --          --          --           --       --
Omicron Enterprises, Inc.                        03-13446           --          --          --          --           --       --


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2004
                                  (In Millions)


                                                              Current
Debtor Company                                 Case No.         1-30       31-60       61-90         91+        Other       Total
--------------                                 --------       -------      -----       -----         ---        -----       -----
EFS I, Inc.                                    03-13447           --          --          --          --           --          --
EFS II, Inc.                                   03-13451           --          --          --          --           --          --
EFS III, Inc.                                  03-13453           --          --          --          --           --          --
EFS V, Inc.                                    03-13454           --          --          --          --           --          --
EFS VI, Inc.                                   03-13457           --          --          --          --           --          --
EFS VII, Inc.                                  03-13459           --          --          --          --           --          --
EFS IX, Inc.                                   03-13460           --          --          --          --           --          --
EFS X, Inc.                                    03-13461           --          --          --          --           --          --
EFS XI, Inc.                                   03-13562           --          --          --          --           --          --
EFS XII, Inc.                                  03-13563           --          --          --          --           --          --
EFS XV, Inc.                                   03-13465           --          --          --          --           --          --
EFS XVII, Inc.                                 03-13467           --          --          --          --           --          --
Jovinole Associates                            03-13468           --          --          --          --           --          --
EFS Holdings, Inc.                             03-13469           --          --          --          --           --          --
Enron Operations Services Corp.                03-13489           --          --          --          --           --          --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502           --          --          --          --           --          --
ECT Securities Limited Partnership             03-13644           --          --          --          --           --          --
ECT Securities LP Corp.                        03-13647           --          --          --          --           --          --
ECT Securities GP Corp.                        03-13649           --          --          --          --           --          --
KUCC Cleburne, LLC                             03-13862           --          --          --          --           --          --
Enron International  Asset Management Corp.    03-13877           --          --          --          --           --          --
Enron Brazil Power Holdings XI Ltd.            03-13878           --          --          --          --           --          --
Enron Holding Company L.L.C                    03-13879           --          --          --          --           --          --
Enron Development Management Ltd.              03-13880           --          --          --          --           --          --
Enron International Korea Holdings Corp.       03-13881           --          --          --          --           --          --
Enron Caribe VI Holdings Ltd.                  03-13882           --          --          --          --           --          --
Enron International Asia Corp.                 03-13883           --          --          --          --           --          --
Enron Brazil Power Investments XI Ltd.         03-13884           --          --          --          --           --          --
Paulista Electrical  Distribution, L.L.C       03-13885           --          --          --          --           --          --
Enron Pipeline Construction Services Company   03-13915           --          --          --          --           --          --
Enron Pipeline Services Company                03-13918           --          --          --          --           --          --
Enron Trailblazer Pipeline Company             03-13919           --          --          --          --           --          --
Enron Liquid Services Corp.                    03-13920           --          --          --          --           --          --
Enron Machine and Mechanical Services, Inc.    03-13926           --          --          --          --           --          --
Enron Commercial Finance Ltd.                  03-13930           --          --          --          --           --          --
Enron Permian Gathering, Inc.                  03-13949           --          --          --          --           --          --
Transwestern Gathering Company                 03-13950           --          --          --          --           --          --
Enron Gathering Company                        03-13952           --          --          --          --           --          --
EGP Fuels Company                              03-13953           --          --          --          --           --          --
Enron Asset Management Resources, Inc.         03-13957           --          --          --          --           --          --
Enron Brazil Power Holdings I Ltd.             03-14053           --          --          --          --           --          --
Enron do Brazil Holdings Ltd.                  03-14054           --          --          --          --           --          --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068           --          --          --          --           --          --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070           --          --          --          --           --          --
EFS IV Inc.                                    03-14126           --          --          --          --           --          --
EFS VII, Inc.                                  03-14130           --          --          --          --           --          --
EFS XIII, Inc.                                 03-14131           --          --          --          --           --          --
Enron Credit, Inc.                             03-14175           --          --          --          --           --          --
Enron Power Corp.                              03-14176           --          --          --          --           --          --
Richmond Power Enterprise, L.P.                03-14177           --          --          --          --           --          --
ECT Strategic Value Corp.                      03-14178           --          --          --          --           --          --
Enron Development Funding Ltd.                 03-14185           --          --          --          --           --          --
Atlantic Commercial Finance, Inc.              03-14223           --          --          --          --           --          --
The Protane Corporation                        03-14224           --          --          --          --           --          --

                             Continued on next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2004
                                  (In Millions)

                                                        Current
Debtor Company                            Case No.        1-30        31-60         61-90        91+           Other       Total
--------------                            --------     ----------   ----------   ----------   ----------    ----------   ----------
Enron Asia Pacific/ Africa/ China LLC     03-14225             --           --           --           --            --           --
Enron Development Corp.                   03-14226             --           --           --           --            --           --
ET Power 3 LLC                            03-14227             --           --           --           --            --           --
Nowa Sarzyna Holding B.V                  03-14228             --           --           --           --            --           --
Enron South America LLC                   03-14229             --           --           --           --            --           --
Enron Global Power & Pipelines LLC        03-14230             --           --           --           --            --           --
Portland General Holdings, Inc.           03-14231             --           --           --           --            --           --
Portland Transition Company, Inc.         03-14232             --           --           --           --            --           --
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862             --           --           --           --            --           --
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566             --           --           --           --            --           --
Enron Equipment Procurement Company       03-16882                                                    --            --           --
                                                       ----------   ----------   ----------   ----------    ----------   ----------
Combined Debtor Entities                               $       --   $       --   $        1   $       25    $      189   $      215
                                                       ==========   ==========   ==========   ==========    ==========   ==========

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766)

                                                                         Table 4


                        Receivables Aging - Non-Commodity
                               As of June 30, 2004
                                  (In Millions)


                                                           Current
Debtor Company                                Case No.       1-30       31-60       61-90        91+         Other       Total
--------------                                --------    ---------   ---------   ---------   ---------    ---------    ---------
Enron Metals & Commodity Corp.                01-16033    $      --   $      --   $      --   $      --    $      --    $      --
Enron Corp.                                   01-16034           10           1           1         189            6          207
Enron North America Corp.                     01-16035           --          --          --           3            8           11
Enron Power Marketing, Inc.                   01-16036           --          --          --          --           --           --
PBOG Corp.                                    01-16037           --          --          --          --           --           --
Smith Street Land Company                     01-16038           --          --          --          --           --           --
Enron Broadband Services, Inc.                01-16039           --          --          --          18          (17)           1
Enron Energy Services Operations, Inc.        01-16040           --          --          --          --           --           --
Enron Energy Marketing Corp.                  01-16041           --          --          --          --           --           --
Enron Energy Services, Inc.                   01-16042           --          --          --          --            3            3
Enron Energy Services, LLC                    01-16043           --          --          --          --           --           --
Enron Transportation Services Company         01-16044           --          --          --          --           --           --
BAM Leasing Company                           01-16045           --          --          --          --           --           --
ENA Asset Holdings, L.P.                      01-16046           --          --          --          --           --           --
Enron Gas Liquids, Inc.                       01-16048           --          --          --          --           --           --
Enron Global Markets LLC                      01-16076           --          --          --          --           --           --
Enron Net Works L.L.C                         01-16078           --          --          --           4           (1)           3
Enron Industrial Markets LLC                  01-16080           --          --          --          --           --           --
Operational Energy Corp.                      01-16109           --          --          --           1           (1)          --
Enron Engineering & Construction Co.          01-16110           --          --          --           5           (4)           1
Enron Engineering & Operational
 Services Co.                                 01-16111           --          --          --          --           --           --
Garden State Paper Company LLC                01-16280           --          --          --          --           20           20
Palm Beach Development Company, L.L.C         01-16319           --          --          --          --           --           --
Tenant Services, Inc.                         01-16428           --          --          --          --           --           --
Enron Energy Information
 Solutions, Inc.                              01-16429           --          --          --          --           --           --
EESO Merchant Investments, Inc.               01-16430           --          --          --          --           --           --
Enron Federal Solutions, Inc.                 01-16431           --          --          --           5           (1)           4
Enron Freight Markets Corp.                   01-16467           --          --          --          --           --           --
Enron Broadband Services, L.P.                01-16483           --          --          --          --           --           --
Enron Energy Services North America, Inc.     02-10007           --          --          --           8           (4)           4
Enron LNG Marketing LLC                       02-10038           --          --          --          --           --           --
Calypso Pipeline, LLC                         02-10059           --          --          --          --           --           --
Enron Global LNG LLC                          02-10060           --          --          --          --           --           --
Enron International Fuel Management Company   02-10061           --          --          --          --           --           --
Enron Natural Gas Marketing Corp.             02-10132           --          --          --          --           --           --
ENA Upstream Company LLC                      02-10232           --          --          --          --           --           --
Enron Liquid Fuels, Inc.                      02-10252           --          --          --          --           --           --
Enron LNG Shipping Company                    02-10346           --          --          --          --           --           --
Enron Property & Services Corp.               02-10464           --          --          --          --            7            7
Enron Capital & Trade Resources
 International Corp.                          02-10613           --          --          --           3           --            3
Enron Communication Leasing Corp.             02-10632           --          --          --          --           --           --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766


                             Continued on next page

                                                                         Table 4

                               As of June 30, 2004
                                  (In Millions)


                                                              Current
Debtor Company                                     Case No.     1-30      31-60       61-90      91+        Other      Total
--------------                                     --------   --------   --------   --------   --------    --------   --------
Intratex Gas Company                               02-10939         --         --         --         --          --         --
Enron Processing Properties, Inc.                  02-11123         --         --         --         --          --         --
Enron Methanol Company                             02-11239         --         --         --         --          --         --
Enron Ventures Corp.                               02-11242         --         --         --         --          --         --
Enron Mauritius Company                            02-11267         --         --         --         --          --         --
Enron India Holding Ltd.                           02-11268         --         --         --         --          --         --
Offshore Power Production C.V                      02-11272         --         --         --         --          --         --
The New Energy Trading Company                     02-11824         --         --         --         --          --         --
EES Service Holdings, Inc.                         02-11884         --         --         --         --           1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347         --         --         --         --          --         --
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902         --         --         --         --          --         --
EBF, LLC                                           02-13702         --         --         --         --          --         --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046         --         --         --         --          --         --
E Power Holdings Corp.                             02-14632         --         --         --         --          --         --
EFS Construction Management Services, Inc.         02-14885         --         --         --         --          --         --
Enron Management Inc.                              02-14977         --         --         --         --          --         --
Enron Expat Services, Inc.                         02-15716         --         --         --         --           2          2
Artemis Associates, LLC                            02-16441         --         --         --         --          --         --
Clinton Energy Management Services, Inc.           02-16492         --         --         --         --          --         --
LINGTEC Constructors, L.P.                         03-10106         --         --         --         --          --         --
EGS New Ventures Corp.                             03-10673         --         --         --         --          --         --
Louisiana Gas Marketing Company                    03-10676         --         --         --         --          --         --
Louisiana Resources Company                        03-10678         --         --         --         --          --         --
LGMI, Inc.                                         03-10681         --         --         --         --          --         --
LRCI, Inc.                                         03-10682         --         --         --         --          --         --
Enron Communications Group, Inc.                   03-11364         --         --         --         --          --         --
EnRock Management, LLC                             03-11369         --         --         --         --          --         --
ECI-Texas, L.P.                                    03-11371         --         --         --         --          --         --
EnRock, L.P.                                       03-11373         --         --         --         --          --         --
ECI-Nevada Corp.                                   03-11374         --         --         --         --          --         --
Enron Alligator Alley Pipeline Company             03-12088         --         --         --         --          --         --
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154         --         --         --         --          --         --
EnronOnline, LLC                                   03-13155         --         --         --         --          --         --
St. Charles Development Company, LLC               03-13156         --         --         --         --          --         --
Calcasieu Development Company, LLC                 03-13157         --         --         --         --          --         --
Calvert City Power I, LLC                          03-13158         --         --         --         --          --         --
Enron ACS, Inc.                                    03-13159         --         --         --         --          --         --
LOA, Inc.                                          03-13160         --         --         --         --          --         --
Enron India LLC                                    03-13234         --         --         --         --          --         --
Enron International Inc.                           03-13235         --         --         --         --          --         --
Enron International Holdings Corp.                 03-13236         --         --         --         --          --         --
Enron Middle East LLC                              03-13237         --         --         --         --          --         --
Enron WarpSpeed Services, Inc.                     03-13238         --         --         --         --          --         --
Modulus Technologies, Inc.                         03-13239         --         --         --         --          --         --
Enron Telecommunications, Inc.                     03-13240         --         --         --         --          --         --
DataSystems Group, Inc.                            03-13241         --         --         --         --          --         --
Risk Management & Trading Corp.                    03-13259         --         --         --         --          --         --
Omicron Enterprises, Inc.                          03-13449         --         --         --         --          --         --



                             Continued on next page

                                                                         Table 4

                               As of June 30, 2004
                                  (In Millions)


                                                            Current
Debtor Company                                 Case No.       1-30       31-60       61-90        91+        Other        Total
--------------                                 --------    ---------   ---------   ---------   ---------    ---------   ---------
EFS I, Inc.                                    03-13447           --          --          --          --           --          --
EFS II, Inc.                                   03-13447           --          --          --          --           --          --
EFS III, Inc.                                  03-13453           --          --          --          --           --          --
EFS V, Inc.                                    03-13454           --          --          --          --           --          --
EFS VI, Inc.                                   03-13457           --          --          --          --           --          --
EFS VII, Inc.                                  03-13459           --          --          --          --           --          --
EFS IX, Inc.                                   03-13460           --          --          --          --           --          --
EFS X, Inc.                                    03-13461           --          --          --          --           --          --
EFS XI, Inc.                                   03-13462           --          --          --          --           --          --
EFS XII, Inc.                                  03-13463           --          --          --          --           --          --
EFS XV, Inc.                                   03-13465           --          --          --          --           --          --
EFS XVII, Inc.                                 03-13467           --          --          --          --           --          --
Jovinole Associates                            03-13468           --          --          --          --           --          --
EFS Holdings, Inc.                             03-13469           --          --          --          --           --          --
Enron Operations Services Corp.                03-13489           --          --          --          --           --          --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502           --          --          --          --           --          --
ECT Securities Limited Partnership             03-13644           --          --          --          --           --          --
ECT Securities LP Corp.                        03-13647           --          --          --          --           --          --
ECT Securities GP Corp.                        03-13649           --          --          --          --           --          --
KUCC Cleburne, LLC                             03-13862           --          --          --          --           --          --
Enron International Asset Management Corp.     03-13877           --          --          --          --           --          --
Enron Brazil Power Holdings XI Ltd.            03-13878           --          --          --          --           --          --
Enron Holding Company L.L.C                    03-13879           --          --          --          --           --          --
Enron Development Management Ltd.              03-13880           --          --          --          --           --          --
Enron International Korea Holdings Corp.       03-13881           --          --          --          --           --          --
Enron Caribe VI Holdings Ltd.                  03-13882           --          --          --          --           --          --
Enron International Asia Corp.                 03-13883           --          --          --          --           --          --
Enron Brazil Power Investments XI Ltd.         03-13884           --          --          --          --           --          --
Paulista Electrical Distribution, L.L.C        03-13885           --          --          --          --           --          --
Enron Pipeline Construction Services Company   03-13915           --          --          --          --           --          --
Enron  Pipeline Services Company               03-13918           --          --          --           1           --           1
Enron Trailblazer Pipeline Company             03-13919           --          --          --          --           --          --
Enron Liquid Services Corp.                    03-13920           --          --          --          --           --          --
Enron Machine and Mechanical Services, Inc.    03-13926           --          --          --          --           --          --
Enron Commercial Finance Ltd.                  03-13930           --          --          --          --           --          --
Enron Permian Gathering Inc.                   03-13949           --          --          --          --           --          --
Transwestern Gathering Company                 03-13950           --          --          --          --           --          --
Enron Gathering Company                        03-13952           --          --          --          --           --          --
EGP Fuels Company                              03-13953           --          --          --          --           --          --
Enron Asset Management Resources, Inc,         03-13957           --          --          --          --           --          --
Enron Brazil  Power Holdings I Ltd.            03-14053           --          --          --          --           --          --
Enron do Brazil Holdings Ltd.                  03-14054           --          --          --          --           --          --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068           --          --          --          --           --          --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070           --          --          --          --           --          --
EFS IV, Inc.                                   03-14126           --          --          --          --           --          --
EFS VIII, Inc.                                 03-14130           --          --          --          --           --          --
EFS XIII, Inc.                                 03-14131           --          --          --          --           --          --
Enron Credit Inc.                              03-14175           --          --          --          --           --          --
Enron Power Corp.                              03-14176           --          --          --          --           --          --
Richmond Power Enterprise L.P.                 03-14177           --          --          --          --           --          --
ECT Strategic Value Corp.                      03-14178           --          --          --          --           --          --
Enron Development Funding Ltd.                 03-14185           --          --          --          --           --          --
Atlantic Commercial Finance, Inc.              03-14223           --          --          --           1           --           1
The Protane Corporation                        03-14224           --          --          --          --           --          --

                           Continued on the next page

                                                                         Table 4

                               As of June 30, 2004
                                  (In Millions)

                                                       Current
Debtor Company                            Case No.      1-30        31-60       61-90        91+          Other        Total
--------------                            --------    ---------   ---------   ---------   ---------     ---------    ---------
Enron Asia Pacific/ Africa/ China LLC     03-14225           --          --          --           1            --            1
Enron Development Corp.                   03-14226           --          --          --          10           (10)          --
ET Power 3 LLC                            03-14227           --          --          --          --            --           --
Nowa Sarzyna Holding B.V                  03-14228           --          --          --           8            --            8
Enron South America LLC                   03-14229           --          --          --          --            --           --
Enron Global Power & Pipelines LLC        03-14230           --          --          --          --            --           --
Portland General Holdings, Inc.           03-14231           --          --          --          --            --           --
Portland Transition Company, Inc.         03-14232           --          --          --          --            --           --
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862           --          --          --           2            --            2
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566           --          --          --          --            --           --
Enron Equipment Procurement Company       03-16882           --          --          --          32           (16)          16
                                                      ---------   ---------   ---------   ---------     ----------   ---------
Combined Debtor Entities                              $      10   $       1   $       1   $     291     $      (7)   $     296
                                                      =========   =========   =========   =========     =========    =========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

                                                                         Table 5


                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                          Beginning               Payments       Other       Ending
Debtor Company                                Case No.     Balance     Billings   Received    Adjustments   Balance
--------------                                --------    ---------   ---------   ---------   -----------   ---------
Enron Metals & Commodity Corp.                01-16033    $      --   $      --   $      --    $      --    $      --
Enron Corp.                                   01-16034          198          13          (4)          --          207
Enron North America Corp.                     01-16035           12          --          --           (1)          11
Enron Power Marketing, Inc.                   01-16036           --          --          --           --           --
PBOG Corp.                                    01-16037           --          --          --           --           --
Smith Street Land Company                     01-16038           --          --          --           --           --
Enron Broadband Services, Inc.                01-16039            1          --          --           --            1
Enron Energy Services Operations, Inc.        01-16040            4          --          --           (4)          --
Enron Energy Marketing Corp.                  01-16041           --          --          --           --           --
Enron Energy Services, Inc.                   01-16042            3          --          --           --            3
Enron Energy Services, LLC                    01-16043           --          --          --           --           --
Enron Transportation Services Company         01-16044           --          --          --           --           --
BAM Leasing Company                           01-16045           --          --          --           --           --
ENA Asset Holdings, L.P.                      01-16046           --          --          --           --           --
Enron Gas Liquids, Inc.                       01-16048           --          --          --           --           --
Enron Global Markets LLC                      01-16076           --          --          --           --           --
Enron Net Works L.L.C                         01-16078            3          --          --           --            3
Enron Industrial Markets LLC                  01-16080           --          --          --           --           --
Operational Energy Corp.                      01-16109           --          --          --           --           --
Enron Engineering & Construction Co.          01-16110            1          --          --           --            1
Enron Engineering & Operational
 Services Co.                                 01-16111           --          --          --           --           --
Garden State Paper Company LLC                01-16280           20          --          --           --           20
Palm Beach Development Company, L.L.C         01-16319           --          --          --           --           --
Tenant Services, Inc.                         01-16428           --          --          --           --           --
Enron Energy Information
 Solutions, Inc.                              01-16429           --          --          --           --           --
EESO Merchant Investments, Inc.               01-16430           --          --          --           --           --
Enron Federal Solutions, Inc.                 01-16431            4          --          --           --            4
Enron Freight Markets Corp.                   01-16467           --          --          --           --           --
Enron Broadband Services, L.P.                01-16483           --          --          --           --           --
Enron Energy Services North America, Inc.     02-10007            4          --          --           --            4
Enron LNG Marketing LLC                       02-10038           --          --          --           --           --
Calypso Pipeline, LLC                         02-10059           --          --          --           --           --
Enron Global LNG LLC                          02-10060           --          --          --           --           --
Enron International Fuel Management Company   02-10061           --          --          --           --           --
Enron Natural Gas Marketing Corp.             02-10132           --          --          --           --           --
ENA Upstream Company LLC                      02-10232           --          --          --           --           --
Enron Liquid Fuels, Inc.                      02-10252           --          --          --           --           --
Enron LNG Shipping Company                    02-10346           --          --          --           --           --
Enron Property & Services Corp.               02-10464            7          --          --           --            7
Enron Capital & Trade Resources
   International Corp.                        02-10613            3          --          --           --            3
Enron Communication Leasing Corp.             02-10632           --          --          --           --           --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)

                                                                  Beginning                   Payments       Other        Ending
Debtor Company                                     Case No.        Balance      Billings      Received     Adjustments    Balance
--------------                                     --------       ----------   -----------   -----------   -----------   ---------
Intratex Gas Company                               02-10939               --            --            --            --          --
Enron Processing Properties, Inc.                  02-11123               --            --            --            --          --
Enron Methanol Company                             02-11239               --            --            --            --          --
Enron Ventures Corp.                               02-11242               --            --            --            --          --
Enron Mauritius Company                            02-11267               --            --            --            --          --
Enron India Holding Ltd.                           02-11268               --            --            --            --          --
Offshore Power Production C.V                      02-11272               --            --            --            --          --
The New Energy Trading Company                     02-11824               --            --            --            --          --
EES Services Holdings, Inc.                        02-11884                1            --            --            --           1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347               --            --            --            --          --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902               --            --            --            --          --
EBF, LLC                                           02-13702               --            --            --            --          --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046               --            --            --            --          --
E Power Holdings Corp.                             02-14632               --            --            --            --          --
EFS Construction Management Services, Inc.         02-14885               --            --            --            --          --
Enron Management, Inc.                             02-14977               --            --            --            --          --
Enron Expat Services, Inc.                         02-15716                2            --            --            --           2
Artemis Associates, LLC                            02-16441               --            --            --            --          --
Clinton Energy Management Services, Inc.           02-16492               --            --            --            --          --
LINGTEC Constructors, L.P.                         03-10106               --            --            --            --          --
EGS New Ventures Corp.                             03-10673               --            --            --            --          --
Louisiana Gas Marketing Company                    03-10676               --            --            --            --          --
Louisiana Resources Company                        03-10678               --            --            --            --          --
LGMI, Inc.                                         03-10681               --            --            --            --          --
LRCI, Inc.                                         03-10682               --            --            --            --          --
Enron Communications Group, Inc.                   03-11364               --            --            --            --          --
EnRock Management, LLC                             03-11369               --            --            --            --          --
ECI-Texas, L.P.                                    03-11371               --            --            --            --          --
EnRock, L.P.                                       03-11373               --            --            --            --          --
ECI-Nevada Corp.                                   03-11374               --            --            --            --          --
Enron Alligator Alley Pipeline Company             03-12088               --            --            --            --          --
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154               --            --            --            --          --
EnronOnline, LLC                                   03-13155               --            --            --            --          --
St. Charles Development Company, LLC               03-13156               --            --            --            --          --
Calcasieu Development Company, LLC                 03-13157               --            --            --            --          --
Calvert City Power I, LLC                          03-13158               --            --            --            --          --
Enron ACS, Inc.                                    03-13159               --            --            --            --          --
LOA, Inc.                                          03-13160               --            --            --            --          --
Enron India LLC                                    03-13234               --            --            --            --          --
Enron International Inc.                           03-13235               --            --            --            --          --
Enron International Holdings Corp.                 03-13236               --            --            --            --          --
Enron Middle East LLC                              03-13237               --            --            --            --          --
Enron WarpSpeed Services, Inc.                     03-13238               --            --            --            --          --
Modulus Technologies, Inc.                         03-13240               --            --            --            --          --
Enron Telecommunications, Inc.                     03-13240               --            --            --            --          --
DataSystems Group, Inc.                            03-13241               --            --            --            --          --
Risk Management & Trading Corp.                    03-13259               --            --            --            --          --
Omicron Enterprises, Inc.                          03-13446               --            --            --            --          --



                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                              Beginning                   Payments       Other         Ending
Debtor Company                                 Case No.        Balance       Billings     Received     Adjustments     Balance
--------------                                 --------      -----------   -----------   -----------   -----------   -----------
EFS I, Inc.                                    03-13447               --            --            --            --            --
EFS II, Inc.                                   03-13451               --            --            --            --            --
EFS III, Inc.                                  03-13453               --            --            --            --            --
EFS V, Inc.                                    03-13454               --            --            --            --            --
EFS VI, Inc.                                   03-13457               --            --            --            --            --
EFS VII, Inc.                                  03-13459               --            --            --            --            --
EFS IX, Inc.                                   03-13460               --            --            --            --            --
EFS X, Inc.                                    03-13461               --            --            --            --            --
EFS XI, Inc.                                   03-13462               --            --            --            --            --
EFS XII, Inc.                                  03-13463               --            --            --            --            --
EFS XV, Inc.                                   03-13465               --            --            --            --            --
EFS XVII, Inc.                                 03-13467               --            --            --            --            --
Jovinole Associates                            03-13468               --            --            --            --            --
EFS Holdings, Inc.                             03-13469               --            --            --            --            --
Enron Operations Services Corp.                03-13489               --            --            --            --            --
Green Power Partners I, LLC (a)                03-14500
TLS Investors, LLC                             03-14502               --            --            --            --            --
ECT Securities Limited Partnership             03-13644               --            --            --            --            --
ECT Securities LP Corp.                        03-13647               --            --            --            --            --
ECT Securities GP Corp.                        03-13649               --            --            --            --            --
KUCC Cleburne, LLC                             03-13862               --            --            --            --            --
Enron International Asset Management Corp.     03-13877               --            --            --            --            --
Enron Brazil Power Holdings XI Ltd.            03-13878               --            --            --            --            --
Enron Holding Company L.L.C                    03-13879               --            --            --            --            --
Enron Development Management Ltd.              03-13880               --            --            --            --            --
Enron International Korea Holdings Corp.       03-13881               --            --            --            --            --
Enron Caribe VI Holdings Ltd.                  03-13882               --            --            --            --            --
Enron International Asia Corp.                 03-13883               --            --            --            --            --
Enron Brazil Power Investments XI Ltd.         03-13884               --            --            --            --            --
Paulista Electrical Distribution, L.L.C        03-13885               --            --            --            --            --
Enron Pipeline Construction Services Company   03-13915               --            --            --            --            --
Enron Pipeline Services Company                03-13918                1            --            --            --             1
Enron Trailblazer Pipeline Company             03-13919               --            --            --            --            --
Enron Liquid Services Corp.                    03-13920               --            --            --            --            --
Enron Machine and Mechanical Services, Inc.    03-13926               --            --            --            --            --
Enron Commercial Finance Ltd.                  03-13930               --            --            --            --            --
Enron Permian Gathering Inc.                   03-13949               --            --            --            --            --
Transwestern Gathering Company                 03-13950               --            --            --            --            --
Enron Gathering Company                        03-13952               --            --            --            --            --
EGP Fuels Company                              03-13953               --            --            --            --            --
Enron Asset Management Resources, Inc.         03-13957               --            --            --            --            --
Enron Brazil Power Holdings I, Ltd.            03-14053               --            --            --            --            --
Enron do Brazil Holdings Ltd.                  03-14054               --            --            --            --            --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068               --            --            --            --            --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070               --            --            --            --            --
EFS IV, Inc.                                   03-14126               --            --            --            --            --
EFS VIII, Inc.                                 03-14130               --            --            --            --            --
EFS XIII, Inc.                                 03-14131               --            --            --            --            --
Enron Credit Inc.                              03-14175               --            --            --            --            --
Enron Power Corp.                              03-14176               --            --            --            --            --
Richmond Power Enterprise, L.P.                03-14177               --            --            --            --            --
ECT Strategic Value Corp.                      03-14178               --            --            --            --            --
Enron  Development Funding Ltd.                03-14185               --            --            --            --            --
Atlantic Commercial Finance, Inc.              03-14223                1            --            --            --             1
The Protane Corporation                        03-14224               --            --            --            --            --

                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                      Beginning                 Payments    Other        Ending
Debtor Company                            Case No.     Balance     Billings     Received  Adjustments    Balance
--------------                            --------    ---------   ---------    ---------  -----------    ---------
Enron Asia Pacific/ Africa/ China         03-14225            1          --           --           --            1
Enron Development Corp.                   03-14226           --          --           --           --           --
ET Power 3 LLC                            03-14227            8          --           --           --            8
Nowa Sarzyna Holding B.V                  03-14228           --          --           --           --           --
Enron South America LLC                   03-14229           --          --           --           --           --
Enron Global  Power & Pipelines LLC       03-14230           --          --           --           --           --
Portland General Holdings, Inc.           03-14231           --          --           --           --           --
Portland Transition Company, Inc.         03-14232           --          --           --           --           --
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862            2          --           --           --            2
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566           --          --           --           --           --
Enron Equipment Procurement Company       03-16882           16          --           --           --           16
                                                      ---------   ---------    ---------    ---------    ---------
Combined Debtor Entities                              $     292   $      13    $      (4)   $      (5)   $     296
                                                      =========   =========    =========    =========    =========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and 02-10766).

                                                                       Exhibit 1

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of June 30, 2004
                                  (In Millions)

Debtor Company                                            Case No.        Receivables         Payables
-------------------------------------------------       -----------       -----------       -----------
Enron Metals & Commodity Corp.                             01-16033       $         1       $         7
Enron Corp.                                                01-16034                --                --
Enron North America Corp.                                  01-16035                --                32
Enron Power Marketing, Inc.                                01-16036                --                --
PBOG Corp.                                                 01-16037                --                --
Smith Street Land Company                                  01-16038                --                --
Enron Broadband Services, Inc.                             01-16039                --                --
Enron Energy Services Operations, Inc.                     01-16040                 4               189
Enron Energy Marketing Corp.                               01-16041                21                39
Enron Energy Services, Inc.                                01-16042                40               159
Enron Energy Services, LLC                                 01-16043                --                --
Enron Transportation Services Company                      01-16044                --                --
BAM Leasing Company                                        01-16045                --                --
ENA Asset Holdings, L.P.                                   01-16046                --                --
Enron Gas Liquids, Inc.                                    01-16048                --                 7
Enron Global Markets LLC                                   01-16076                --                --
Enron Net Works L.L.C                                      01-16078                --                --
Enron Industrial Markets LLC                               01-16080                --                --
Operational Energy Corp.                                   01-16109                --                --
Enron Engineering & Construction Co.                       01-16110                --                --
Enron Engineering & Operational
  Services Co.                                             01-16111                --                --
Garden State Paper Company LLC                             01-16280                --                19
Palm Beach Development Company, L.L.C                      01-16319                --                --
Tenant Services, Inc.                                      01-16428                --                28
Enron Energy Information
  Solutions, Inc.                                          01-16429                --                --
EESO Merchant Investments, Inc.                            01-16430                --                --
Enron Federal Solutions, Inc.                              01-16431                --                --
Enron Freight Markets Corp.                                01-16467                --                --
Enron Broadband Services, L.P.                             01-16483                --                --
Enron Energy Services North America, Inc.                  02-10007                --                --
Enron LNG Marketing LLC                                    02-10038                --                --
Calypso Pipeline, LLC                                      02-10059                --                --
Enron Global LNG LLC                                       02-10060                --                --
Enron International Fuel Management Company                02-10061                --                --
Enron Natural Gas Marketing Corp.                          02-10132                --                --
ENA Upstream Company LLC                                   02-10232                --                --
Enron Liquid Fuels, Inc.                                   02-10252                --                --
Enron LNG Shipping Company                                 02-10346                --                --
Enron Property & Services Corp.                            02-10464                --                --
Enron Capital & Trade Resources
   International Corp.                                     02-10613               111               107
Enron Communication Leasing Corp.                          02-10632                --                --
Enron Wind Corp. (b)                                       02-10743
Enron Wind Systems, Inc. (b)                               02-10747
Enron Wind Energy Systems Corp. (b)                        02-10748
Enron Wind Maintenance Corp. (b)                           02-10751
Enron Wind Constructors Corp. (b)                          02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                     02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                    02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)                   02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                    02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                     02-10766

                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2004
                                  (In Millions)

Debtor Company                                            Case No.        Receivables        Payables
-------------------------------------------------       -----------       -----------       -----------
Intratex Gas Company                                       02-10939                --                --
Enron Processing Properties, Inc.                          02-11123                --                --
Enron Methanol Company                                     02-11239                --                --
Enron Ventures Corp.                                       02-11242                --                --
Enron Mauritius Company                                    02-11267                --                --
Enron India Holding Ltd.                                   02-11268                --                --
Offshore Power Production C.V                              02-11272                --                --
The New Energy Trading Company                             02-11824                --                --
EES Service Holdings, Inc.                                 02-11884                --                --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)               02-12104                --                --
ZWHC, LLC (a)                                              02-12105                --                --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                               02-12106                --                --
Enron Reserve Acquisition Corp. (b)                        02-12347                --                --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)           02-12398
Enron Power & Industrial Construction (a)                  02-12400
NEPCO Power Procurement Co. (a)                            02-12402
NEPCO Services International, Inc. (a)                     02-12403
San Juan Gas Company, Inc.                                 02-12902                --                --
EBF, LLC                                                   02-13702                --                --
Zond Minnesota Construction Company LLC (a)                02-13723
Enron Fuels International, Inc.                            02-14046                --                --
E Power Holdings Corp.                                     02-14632                --                --
EFS Construction Management, Inc.                          02-14885                --                --
Enron Management, Inc.                                     04-14977                --                --
Enron Expat Services, Inc.                                 02-15716                --                --
Artemis Associates, LLC                                    02-16441                --                --
Clinton Energy Management Services, Inc.                   02-16492                 2                 2
LINGTEC Constructors, L.P.                                 03-10106                --                --
EGS New Ventures Corp.                                     03-10673                --                --
Louisiana Gas Marketing Company                            03-10676                --                --
Louisiana Resources Company                                03-10678                --                --
LGMI, Inc.                                                 03-10681                --                --
LRCI, Inc.                                                 03-10682                --
Enron Communications Group, Inc.                           03-10364                --                --
EnRock Management, LLC                                     03-10369                --                --
ECI-Texas, L.P.                                            03-11371                --                --
EnRock, L.P.                                               03-11373                --                --
ECI-Nevada Corp.                                           03-11374                --                --
Enron Alligator Alley Pipeline Company                     03-12088                --                --
Enron Wind Storm Lake I, LLC (a)                           03-13151
ECT Merchant Investments Corp.                             03-13154                --                --
EnronOnline, LLC                                           03-13155                --                --
St. Charles Development Company, LLC                       03-13156                --                --
Calcasieu Development Company, LLC                         03-13157                --                --
Calvert City Power I, LLC                                  03-13158                --                --
Enron ACS, Inc.                                            03-13159                --                --
LOA, Inc.                                                  03-13160                --                --
Enron India LLC                                            03-13234                --                --
Enron International Inc.                                   03-13235                --                --
Enron International Holdings Corp.                         03-13236                --                --
Enron Middle East LLC                                      03-13237                --                --
Enron WarpSpeed Services, Inc.                             03-13238                --                --
Modulus Technologies, Inc.                                 03-13239                --                --
Enron Telecommunications, Inc.                             03-13240                --                --
DataSystems Group, Inc.                                    03-13241                --                --
Risk Management & Trading Corp.                            03-13259                --                --
Omicron Enterprises, Inc.                                  03-13446                --                --

                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2004
                                  (In Millions)

Debtor Company                                            Case No.        Receivables        Payables
-------------------------------------------------       -----------       -----------       -----------
EFS I, Inc.                                                03-13447                --                --
EFS II, Inc.                                               03-13451                --                --
EFS III, Inc.                                              03-13453                --                --
EFS V, Inc.                                                03-13454                --                --
EFS VI, Inc.                                               03-13457                --                --
EFS VII, Inc.                                              03-13459                --                --
EFS IX, Inc.                                               03-13460                --                --
EFS X, Inc.                                                03-13461                --                --
EFS XI, Inc.                                               03-13462                --                --
EFS XII, Inc.                                              03-13463                --                --
EFS XV, Inv                                                03-13465                --                --
EFS XVII, Inc.                                             03-13467                --                --
Jovinole Associates                                        03-13468                --                --
EFS Holdings, Inc.                                         03-13469                --                --
Enron Operations Services Corp.                            03-13489                --                --
Green Power Partners I LLC (a)                             03-13500
TLS Investors, LLC                                         03-13502                --                --
ECT Securities Limited Partnership                         03-13644                --                --
ECT Securities LP Corp.                                    03-13647                --                --
ECT Securities GP Corp.                                    03-13649                --                --
KUCC Cleburne, LLC                                         03-13862                --                --
Enron International Asset Management Corp.                 03-13877                --                --
Enron Brazil Power Holdings XI Ltd.                        03-13878                --                --
Enron Holding Company L.L.C                                03-13879                --                --
Enron Development Management Ltd.                          03-13880                --                --
Enron International Korea Holdings Corp.                   03-13881                --                --
Enron Caribe VI Holdings Ltd.                              03-13882                --                --
Enron International Asia Corp.                             03-13883                --                --
Enron Brazil Power Investments XI Ltd.                     03-13884                --                --
Paulista Electrical Distribution, L.L.C                    03-13885                --                --
Enron Pipeline Construction Services Company               03-13915                --                --
Enron Pipeline Services Company                            03-13918                --                --
Enron Trailblazer Pipeline Company                         03-13919                --                --
Enron Liquid Services Corp.                                03-13920                --                --
Enron Machine and Mechanical Services, Inc.                03-13926                --                --
Enron Commercial Finance Ltd.                              03-13930                --                --
Enron Permian Gathering Inc.                               03-13949                --                --
Transwestern Gathering Company                             03-13950                --                --
Enron Gathering Company                                    03-13952                --                --
EGP Fuels Company                                          03-13953                --                --
Enron Asset Management Resources, Inc.                     03-13957                --                --
Enron Brazil Power Holdings I Ltd.                         03-14053                --                --
Enron do Brazil Holdings Ltd.                              03-14054                --                --
Enron Wind Storm Lake II LLC (a)                           03-14065
Enron Renewable Energy Corp. (a)                           03-14067
Enron Acquisition III Corp.                                03-14068                --                --
Enron Wind Lake Benton LLC (a)                             03-14069
Superior Constriction Company                              03-14070                --                --
EFS IV, Inc.                                               03-14126                --                --
EFS VII, Inc.                                              03-14130                --                --
EFS XIII, Inc.                                             03-14131                --                --
Enron Credit Inc.                                          03-14175                --                --
Enron Power Corp.                                          03-14176                --                --
Richmond Power Enterprise, L.P.                            03-14177                --                --
ECT Strategic Value Corp.                                  03-14178                --                --
Enron Development Funding Ltd.                             03-14185                --                --
Atlantic Commercial Finance, Inc.                          03-14223                --                --
The Protane Corporation                                    03-14224                --                --

                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2004
                                  (In Millions)

Debtor Company                                            Case No.        Receivables        Payables
-------------------------------------------------       -----------       -----------       -----------
Enron Asia Pacific/ Africa/ China                          03-14225                --                --
Enron Development Corp.                                    03-14226                --                --
ET Power 3 LLC                                             03-14227                --                --
Nowa Sarzyna Holding B.V                                   03-14228                --                --
Enron South America LLC                                    03-14229                --                --
Enron Global  Power & Pipelines LLC                        03-14230                --                --
Portland General Holdings, Inc.                            03-14231                --                --
Portland Transition Company, Inc.                          03-14231                --                --
Cabazon Power Partners LLC (a)                             03-14539
Cabazon Holdings LLC (a)                                   03-14540
Enron Caribbean Basin LLC                                  03-14862                --                --
Victory Garden Power Partners I LLC (a)                    03-14871
Oswego Cogen Company, LLC                                  03-16566                --                --
Enron Equipment Procurement Company                        03-16882                --                --
                                                                          ------------     ------------
Combined Debtor Entities                                                  $       179       $       589
                                                                          ============     ============

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and 02-10766).

                                                                         Table 7


                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended June 30, 2004
                                  (In Millions)


                                                           Asset           Book
Company                         Date Closed             Description        Value           Proceeds
-------                         -----------             -----------        -----           --------
Debtor Companies

None.


Non-Debtor Companies

None.

                                                                       Exhibit 1

             ENRON ENTITIES DISSOLVED MARCH 9 THROUGH JUNE 30, 2004

22 Entities

  Date                 Name of Entity                                       Entity No.              Incorporation
  ----                 --------------                                       ----------              -------------
  03/09/2004           Sutton Bridge (Generation) Limited                      189                         England

  03/30/2004           Neon Energy Limited                                     80N                         England

  04/07/2004           Industrias Electricas de Ventane Ltd.                   32T                  Cayman Islands

  04/23/2004           Enron Metals (Australia) Pty Ltd                        1136                      Australia

  05/20/2004           ENASCO L.L.C.                                           1103                       Delaware

  05/24/2004           Enron Caribe Ltd.                                       1Y8                  Cayman Islands

  06/08/2004           NTM Holdings Ltd.                                       1231                 Cayman Islands

  06/11/2004           Enron LNG Atlantic I, SRL                               84W                       Venezuela

  06/11/2004           Enron LNG Atlantic II, CPA                              85M                       Venezuela

  06/22/2004           Big Island I, L.L.C.                                    81E                        Delaware

  06/22/2004           Big Island II, L.L.C.                                   87Q                        Delaware

  06/22/2004           Big Island III, L.L.C.                                  1187                       Delaware

  06/22/2004           Big Island X, L.L.C.                                    1540                       Delaware

  06/22/2004           Big Island XI, L.L.C.                                   1535                       Delaware

  06/22/2004           Big Island XII, L.L.C.                                  1536                       Delaware

  06/22/2004           Big Island XIII, L.L.C.                                 1636                       Delaware

  06/22/2004           Tarheel Land Development Company, L.L.C.                83F                        Delaware

  06/25/2004           Big Island XIV, L.L.C.                                  1660                       Delaware

  06/25/2004           KGB, L.L.C.                                             1298                       Delaware

  06/25/2004           Maui III, L.L.C.                                        1364                       Delaware

  06/25/2004           Santa Maria LLC                                         75J                        Delaware

  06/28/2004           Canvasback LLC                                          1550                       Delaware



NOTE: "Date Dissolved" is the date of the resolutions authorizing the dissolution of the entity.